Exhibit 10.9

Summary Translation

Loan Renewal Agreement

(Contract No. 2018-280003100021)

Lender: Evergrowing Bank Co., Ltd., Yantai Huanshan Road Branch

Borrower: Wuhan Kingold Jewelry Co., Ltd

In consideration of the mutual promises, covenants and agreements, Borrower and Lender agree as follows:

1. Currency: RMB.

2. Loan Amount: ONE HUNDRED MILLION.

3. This loan shall be used for purchasing gold only.

4. Renewal Term: 12 months from 10/9/2018 to 10/9/2019. This agreement is a renewal of the Loan Agreement of Circulating Funds (Evergrowing Bank No. 2016 280003100021).

5. Interest rate: 6.5%

6. Guarantees: the loan is guaranteed by Borrower under a separate collateral pledge agreement and by Mr. Zhihong Jia under a guarantee agreement entered into by the relevant parties thereof.

The remaining terms and conditions of the loan renewal agreement are substantially identical to that of the above-referenced original agreement.

Date: September 28, 2018

/seal/ Evergrowing Bank Co., Ltd., Yantai Huanshan Road Branch

/seal/ Wuhan Kingold Jewelry Co., Ltd